SCHEDULE 14A
                               (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
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               Exchange Act of 1934 (Amendment No.          )

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                         Virbac Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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


                               VIRBAC CORPORATION

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS


                            To Be Held April 26, 2001



TO OUR STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Virbac Corporation (the "Company") will be held at 1:30 p.m. local time on Thursday, April 26, 2001, at the Company Headquarters, 3200 Meacham Boulevard, Fort Worth, Texas 76102 for the following purposes:

1.   to elect two Class 2 Directors to serve on the Board for a three-year term;

2. to amend the Company's 1996 Incentive Stock Plan to increase by 500,000 the number of shares of common stock available for issuance under the plan, to change the name of the plan and to make certain technical changes to the plan; and

3. to transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on March 1, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof.

         If you are unable to attend the meeting, you are requested to complete, sign, date, and return the accompanying proxy in the enclosed postage-paid return envelope so that your shares will be represented.

                                  By Order of the Board of Directors,


                                            Secretary



Forth Worth, Texas
April 2, 2001

                              ELECTION OF DIRECTORS


         The Company's Articles of Incorporation and Bylaws provide that the number of Directors of the Company shall be not less than five nor more than thirteen. In addition, they provide for the division of the Board of Directors into three classes, designated Class 1, Class 2, and Class 3, with staggered terms of three years. The terms of Class 1, Class 2, and Class 3 Directors expire in 2003, this year, and 2002, respectively.

         The Board currently consists of five members. Pierre Pages is a Class 1 Director, Pascal Boissy and Eric Maree are Class 2 Directors, and Alec L. Poitevint, II and Bruce Baker are Class 3 Directors. At the meeting, two Class 2 Directors are to be elected to serve for a term of three years and until their successors are duly elected.

         The Company's Bylaws provide for the election of Directors by the affirmative vote of the majority of shares represented at a meeting and entitled to vote for the election of Directors.

Directors and Nominees

         Name                               Age      Position                           Class
         ----                               ---      --------                           -----
         Pascal Boissy                      58       Chairman                               2
         Eric Maree                         48       Director                               2
         Pierre Pages, D.V.M.(1)            49       Director                               1
         Alec L. Poitevint, II(1)           53       Director                               3
         Bruce G. Baker                     57       Director and Executive
                                                          Vice President-Development        3

     (1)  Member of Audit Committee and Compensation Committee

Nominees

         Pascal Boissy has served as the Company's Chairman since March 1999. Mr. Boissy served as President and Chairman of Virbac SA from April 1992 until the Company's merger with Agri-Nutrition Group in March 1999. From 1973 to April 1992, Mr. Boissy served Virbac SA in numerous management positions. Virbac SA is a French veterinary pharmaceutical manufacturer that indirectly owns approximately 60% of the Company's outstanding common stock. He served on Virbac SA's Board of Directors from 1989 through 1999, and served as President and Chairman of the Board of Directors of various subsidiaries of Virbac SA. Mr. Boissy serves as a Rotarian and as a Member of the Advisory Board of the Banque de France in Nice.

         Eric Maree was appointed by the Board of Directors on January 25, 2000 to complete the unexpired Class 2 term, which became vacant upon the resignation of Dr. Brian Crook. Mr. Maree joined Virbac SA in October 1999 and was appointed its President effective December 15, 1999. Previously, he was Chief Executive Officer of Laboratories Roche Nicholas and Vice President Roche Consumer Health, two subsidiaries of Hoffman La Roche, from 1994 through 1999.

Continuing Directors

         Pierre Pages, D.V.M. has been a Director since March 1999. Dr. Pages has served as the Chief Operating Officer of Virbac SA since December 1999. From December 1996 to December 1999 he served as Executive Vice President in charge of Operations, Production and Quality Assurance. From December 1992 to December 1996, Dr. Pages and was Executive Vice President in charge of Operations. Prior to becoming Executive Vice President, Dr. Pages served as Director of International Operations from 1990 through 1995. Since December 1992, Dr. Pages is a member of the Directory Board of Virbac SA.

         Alec L. Poitevint, II has been a Director since January 1996, and previously served as the Company's Chairman from February 1997 until March 1999. Mr. Poitevint has been Chairman and President of Southeastern Minerals, Inc. and its affiliated companies since 1981 and 1976, respectively. Since May 1991, he has served as Director of the American Feed Industry Insurance Company, Des Moines, Iowa, and from May 1994 to April 1995, he served as Chairman of the American Feed Industry Association. He is a director of the Georgia Agribusiness Council and a life member of the Poultry Leader Round Table of the Georgia Poultry Federation, and in 1988 and 1989 he served as Chairman of the National Feed Ingredients Association. He also has served in various capacities relating to Eastern European agricultural trade and market development, including
Director of the International Republican Institute since March 1992. In addition, Mr. Poitevint currently serves as Republican National Committeeman for Georgia and Cochairman and Treasurer of the Republican national Convention and served as Treasurer of the Republican National Committee from January 1997 to January 2001. He has served as the Vice Chairman and a director of the First Port City Bank, Bainbridge, Georgia since January 1994 and February 1989, respectively.

         Bruce G. Baker has been Executive Vice President - Business Development of the Company since March 1999. Previously, Mr. Baker served as President and Chief Executive Officer of Agri-Nutrition Group Limited from November 1996 until its merger with the Company in March 1999. From March 1994 through October 1996 he was Vice President and Deputy Chief Executive, and, as one of the original founders of Agri-Nutrition, has been a director of the Company since August 1993. Prior to 1993, Mr. Baker held various management positions with Ralston/Purina Mills, including Vice President of Research & Marketing and VP of the Consumer Group of Purina Mills.

Certain Board Information

         The Board of Directors supervises the management of the Company as provided by Delaware law. The Board has established two committees, the Audit Committee and the Compensation Committee. The Audit Committee makes recommendations for selection of the Company's independent auditors, reviews the annual audit reports of the Company, and reviews any non-audit fees paid to the Company's independent auditors. The Compensation Committee is responsible for supervising the Company's executive compensation policies, administering the employee incentive plans, reviewing officers' salaries, approving significant changes in executive employee benefits, and recommending to the Board such other forms of renumeration as it deems appropriate. The members of both the Audit Committee and the Compensation Committee are Messrs. Poitevint and Pages. Dr. Pages is not an "independent" director as that term is defined in the rules that apply to companies whose securities are traded on the Nasdaq Stock Market due to his positions with Virbac SA. The Board determined to include him on the audit committee because of its belief that he is qualified to serve in that capacity and the fact that the Company has no independent directors other than Mr. Poitevint, who also serves on the committee. The Company is actively seeking to recruit an additional independent director who is qualified to serve on its audit committee.

         The Board of Directors held five meetings during the fiscal year ended December 31, 2000. The Audit Committee held four meetings, and the Compensation Committee held four meetings during such period. All of the Company's Directors attended at least 75 percent of the meetings of the Board and of the committees of which they were members. The Board of Directors has no nominating committee.

         Directors of the Company are reimbursed for out-of-pocket expenses in connection with attendance at meetings. The Company's Chairman will receive $75,000 per year, $50,000 which will be payable in cash and $25,000 of which will be payable in Common Stock. Other non-employee Directors (except Mr. Maree) receive an annual retainer of $10,000 per year, $7,000 of which is payable in Common Stock and $3,000 of which is payable in cash, plus $1,000 for each meeting attended. In addition, non-employee Directors (except Mr. Maree) are awarded options to purchase 5,000 shares of Common Stock upon election to the Board and options to purchase 1000 shares of Common Stock annually thereafter. Each such option has an exercise price of the market value of the Company's Common Stock on the date of grant, and becomes exercisable in three equal annual installments beginning on the first anniversary of the date of grant.

         The Board of Directors unanimously recommends that the stockholders vote FOR the election of Messrs. Boissy and Maree as Class 2 Directors to serve for a term of three years. Election of Directors requires the affirmative vote of a majority of the shares represented in person or by proxy at the meeting. Shares represented by the enclosed proxy will be voted for the election of Messrs. Boissy and Maree unless authority is withheld. If for any reason either is not a candidate for election as a Director at the meeting as the result of an event not now anticipated, the shares represented by the enclosed proxy will be voted for such substitute as shall be designated by the Board.

Report of the Audit Committee

         Under the guidance of a written charter adopted by the Board of Directors, the Audit Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board of Directors. A copy of the charter is included in Appendix A to this proxy statement.

         Management has the primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and oversee these processes.

         In fulfilling its responsibilities, the Audit Committee recommended to the Board the selection of the Company's independent accountants, PricewaterhouseCoopers LLP. That firm has discussed with the Committee and provided written disclosures to the committee on (1) that firm's independence as required by the Independence Standards Board and (2) the matters required to be communicated under generally accepted auditing standards. The Committee
considered  the  compatibility  of  the  non-audit   services  provided  by  the
independent accounts to their independence and determined that there was no conflict of independence.

         The Committee reviewed with the Company's Chief Financial Officer and the independent accountants, the overall scope and specific plans for the respective audits.

         With management present, the Committee met with the Chief Financial Officer and the independent accountants to review the results of their examinations, their evaluation of the Company's internal controls, and the overall quality of Virbac's accounting and financial reporting.

         The  Committee   reviewed  and  discussed   with   management  and  the
independent accountants the Company's audited financial statements.

         Following these actions, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.







                                           AUDIT COMMITTEE
                                           Alec L. Poitevint, II
                                           Pierre Pages

Fees Paid to Auditors

Audit Fees

         During 2000, the Company was billed an aggregate of $58,527 for services provided by PricewaterhouseCoopers for the audit of our annual financial statements and for reviews of the financial statements included in our quarterly reports on Form 10-Q. The total expected fees for the audit of the Company's financial statements is $155,000.

Financial Information System Design or Implementation Services Fees

         During 2000, no services were provided by PricewaterhouseCoopers.

All Other Fees

         During 2000, the Company was billed an aggregate of $187,787 for services provided by PricewaterhouseCoopers other than those described under "Audit Fees."


Executive Compensation

         The following table sets forth compensation for the fiscal years ended December 31, 2000, 1999, and 1998 earned by the Chief Executive Officer and each of the most highly compensated executive officers whose individual remuneration on an annual basis exceeds $100,000 during 2000 (the "Named Executives").

                           SUMMARY COMPENSATION TABLE


                                                                                   Long-Term
                                                  Annual Compensation            Compensation
Name and                      Year Ended                                        Shares Underlying     All Other
Principal Position            December 31         Salary        Bonus               Options         Compensation
------------------            -----------         ------        -----               -------         ------------
Thomas L. Bell                     2000         $187,200       $28,125              25,000              $ 12,000
   President and Chief             1999         $105,000       (1)                  50,000              $  7,000
   Executive Officer                                           $40,000

Bruce G. Baker                     2000         $170,000       $25,000                                  $ 12,000
   Executive Vice President        1999         $190,000       $25,000                8,000             $ 12,000
   - Business
   Development

Joseph A. Rougraff                 2000         $ 74,808       $ 6,615                8,000             $
   Vice President - Chief
   Financial Officer

President and Chief                1998         $195,000             -                    -             $ 22,437
   Executive Officer


(1)  Consists of a special bonus awarded in February 2001.

(2)  Mr. Rougraff joined the Company in May 2000.

Stock Option Grants

         The following table contains information concerning the grant of stock options to each of the Named Executives during the fiscal year ended December 31, 2000.

                        Option Grants In Last Fiscal Year


                                    Individual Grants

                                            Percent of                                              Potential Realizable
                         Number of          Total Shares                                            Value at Assumed
                            Shares     Underlying Options                                               Annual Rates
                        Underlying           Granted to      Per Share                                 Of Stock Price
                           Options        Employees in       Exercise       Expiration                  Appreciation
Name                       Granted          Fiscal Year         Price           Date
                                                                                                  5%                10%
                                                                                                  --                ---
Thomas L. Bell             25,000                   17 %        $ 2.75      1/27/2010         $ 111,987           $ 178,320
Bruce G. Baker                 --                               $  --                         $                   $
Joseph A. Rougraff          8,000                    5 %        $ 2.56      5/16/2010         $  33,360           $  53,120

                          Option Exercises and Holdings

         The following table sets forth information concerning the exercise of options during the fiscal year ended December 31, 2000 and the value of unexercised options held as of the end of the fiscal year with respect to each of the Named Executives.



                 Aggregated Option Exercises In Last Fiscal Year
                        And Fiscal Year-End Option Values
                               Shares                            Number of Shares               Value of Unexercised
                             Acquired        Value           Underlying Unexercised                In-the-Money
Name                       On Exercise     Realized            Options at 12/31/00             Options at 12/31/00(1)
----                       -----------     --------       -----------------------------    ------------------------------
                                                          Exercisable    Unexercisable     Exercisable     Unexercisable
Thomas L. Bell                                               16,667         58,333             $ 34,382        $ 82,841
Bruce G. Baker               100,000       $ 268,750          2,667         42,098             $  5,262        $ 10,522
Joseph A. Rougraff                                                           8,000                             $  6,024


(1) Calculated by multiplying the number of shares underlying options by the difference between the closing price of the Common Stock on the NASDAQ National Market on December 31, 2000 and the exercise price of the options.

Employment and Termination Agreements

         The Company has entered into an employment agreement with Bruce G. Baker to serve as Executive Vice President - Business Development. Mr. Baker's employment agreement provides that he is entitled to an annual salary of at least $170,000 and guaranteed bonus of $25,000. In addition, at the end of each fiscal year during the term of the agreement, Mr. Baker may be granted, at the discretion of the Compensation Committee, an additional cash bonus as recommended by the Compensation Committee and approved by the Board of Directors at its discretion. In addition, the Board of Directors may grant to Mr. Baker a performance-based stock bonus. The agreement also provides for participation in all benefit plans, including healthcare plans, maintained by the Company for salaried employees, reimbursement for that portion of his and his covered dependents' expenses actually incurred but not reimbursed under the Company's healthcare plans, and a car allowance of $1,000 per month. In the event Mr. Baker's employment is terminated without cause or as the result of a change in control, he is entitled to receive $10,000 per month for a period of 12 months commencing on November 1, 2001 or the date of such termination, whichever is later, and the benefits, reimbursement, and allowance described above for so long as he is entitled to receive other payments from the Company.

                     Report Of The Compensation Committee On
                             Executive Compensation

         The Compensation Committee is responsible for supervising the Company's executive compensation policies, administering the employee incentive plans, reviewing officers' salaries, approving significant changes in executive employee benefits, and recommending to the Board such other forms of remuneration as it deems appropriate. The Compensation Committee is composed of two Directors who are not employees of the Company.

Compensation Philosophy

         The Company's executive compensation program is designed to attract, retain, and motivate a highly qualified and experienced senior management team. The Compensation Committee believes that these objectives can best be obtained by directly tying executive compensation to meeting annual and long-term financial performance goals and to appreciation in the Company's stock price. In accordance with these objectives, the total compensation program for the executive officers of the Company and its subsidiaries consists of three components:

o    Base salary;

o Annual incentive compensation consisting of bonuses based upon achievement of financial performance objectives; and

o Long-term equity incentives composed of stock options and other incentive awards, including outright share grants, which may be conditioned upon future events such as continued employment and/or the attainment of performance objectives. Performance objectives may be measured by reference to the earnings of the Company (or a subsidiary or division of the Company) or to the market value of the Common Stock, among other things.

         It is the Company's policy to consider the deductibility of executive compensation under applicable income tax rules as a factor used to make specific compensation determinations consistent with the goals of the Company's executive compensation program. No component of the Company's executive compensation has been determined to be non-deductible to the Company for the fiscal year ended December 31, 2000.

Base Salary

         The base salaries of the Company's executive officers are determined by the Compensation Committee by evaluating the responsibilities of the positions, experience, and performance. To assist in establishing salary levels for the 2000 fiscal year, the Compensation Committee performed an informal survey of salary levels of executives at other companies in the animal health and agriculture industries. The Compensation Committee utilizes the salary component of the executive compensation program primarily to attract and retain qualified and experienced senior managers.

Annual Bonus

         The Company's annual bonus program is intended to promote superior performance by making incentive compensation an important part of the executive officers' compensation. For the 2000 fiscal year, the Company's Chief Executive Officer, Executive Vice President - Business Development and Chief Financial Officer received bonuses of $28,125, $25,000 and $6,615, respectively.

         Other executive officers of the Company, including subsidiary and division heads, corporate and subsidiary vice presidents, and other managers, also are entitled to receive annual bonuses and/or stock options or grants based upon a percentage of their base salaries and Company and/or individual performance.

Long-Term Incentives

         The Compensation Committee believes that it is important to provide executive officers incentive compensation based upon the Company's stock price performance, thus aligning the interests of its executive officers with those of its stockholders and encouraging them to contribute to the Company's long-term success. Such incentive compensation also encourages employees to remain in the service of the Company.

         During the fiscal year ended December 31, 2000, the Company's current Chief Executive Officer, Executive Vice President - Business Development, and Chief Financial Officer were granted options to purchase 25,000, 0, and 8,000 shares, respectively, of the Company's Common Stock. In addition, several of the Company's subsidiaries' presidents, vice presidents, and other managers have been granted stock options. The number of shares subject to such options are based upon position and performance, the exercise price is the market value of the Company's Common Stock on the date of grant, and the options generally become exercisable in three equal installments beginning on the first anniversary of the date of the grant.

                                       COMPENSATION COMMITTEE
                                            Alec L. Poitevint, II
                                            Pierre Pages

Compensation Committee Interlocks and Insider Participation and Certain Transactions

         The Company has adopted a policy that any transaction between the Company and any of its officers, Directors, or holders of as much as five percent of any class of its capital stock is required (i) to be on terms no less favorable than those that could be obtained from unaffiliated parties and (ii) to be approved by a majority of disinterested Directors.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

          Section 16(a) of the Securities Exchange Act of 1934, (the "Exchange Act") as amended, requires the Company's executive officers and Directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Other than Mr. Rougraff and Mr. Baker, who were delinquent in filing one report each, the Company is not aware of any officers or Directors who did not file required reports in a timely manner.

Common Stock Ownership Of Certain Beneficial Owners And Management

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 6, 2001 by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, (ii) each Director of the Company and each Nominee, (iii) each Named Executive, and (iv) all Directors and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Unless otherwise indicated, the address of each stockholder is: c/o Virbac Corporation, 3200 Meacham Boulevard, Fort Worth, Texas 76137.


Beneficial Owner           Shares Beneficially Owned (1)               Percentage Ownership (1)
----------------           -----------------------------------         ------------------------
Interlab S.A.S. (2)                         13,383,413                                  60.8
Pascal Boissy                                   43,816                                   0.2
Bruce G. Baker (3)                             565,275                                   2.6
Eric Maree                                           -                                     -
Pierre Pages                                     6,595                                     -
Alec L. Poitevint, II (4)                      384,297                                   1.7
Thomas L. Bell    (6)                           63,333                                   0.3
Joseph A. Rougraff  (7)                          7,667                                     -
Directors and Executive Officers
           as a Group (7 persons) (5)        1,070,983                                   4.9


(1) Includes shares issuable upon the exercise of options that are exercisable within 60 days of the date of this Proxy Statement. The shares underlying such options are deemed to be outstanding for the purpose of computing the percentage of outstanding stock owned by such persons individually and by each group of which they are a member, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Interlab S.A.S. is a wholly owned subsidiary of Virbac SA. Its address is 13eme rue - L.I.D., 06517 Carros Cedex, France.

(3) Includes options to purchase 44,765 shares of Common Stock and shares held by Mr. Baker's spouse. Excludes 43,408 shares held by adult children.

(4) Mr. Poitevint's address is Southeastern Minerals, Inc., P.O. Box 1866, 1100 Dothan Road, Bainbridge, Georgia 31718. Includes options to purchase 5,000 shares of Common Stock. Also includes 147,252 shares held by Marshall Minerals, Inc. and 162,339 shares held by Mineral Associates, Inc. Mr. Poitevint is president and chairman of both corporations, but is not a controlling shareholder of either corporation, and disclaims beneficial ownership of such shares. Also includes 20,000 shares held by adult children, for which Mr. Poitevint disclaims ownership. Further, includes 5,000 options to purchase the Company's Common Stock.

(5)  Includes options to purchase 85,765 shares of Common Stock.

(6)  Includes options to purchase 33,333 shares of Common Stock.

(7)  Includes options to purchase 2,667 shares of Common Stock

                                Performance Graph

         The following graph compares the performance of the Company's Common Stock cumulative total return to stockholders of (i) the stocks included in the NASDAQ National Market - United States Index, (ii) a peer group of companies in the animal health industry, and (iii) a peer group of non-financial companies with market capitalization comparable to that of the Company. The Company believes that a peer group of companies in the animal health industry is more representative than a peer group of non-financial companies with market capitalization comparable to that of the Company. For comparison purposes, however, both peer groups are shown below. The companies included in the animal health industry peer group are: Abaxis Inc., Heska Corp., IGI Inc., Neogen Corp., and Synbiotices Corp. Destron Fearing Corp., which was included in last year's peer group, is not in this year's group because they were acquired. The companies included in the peer group of non-financial companies with market capitalization comparable to that of the Company are: C-Phone Corporation, D&K Healthcare Resources Inc., Eateries Inc., Elecsys Corporation, Frontier Adjusters America Inc., Hector Communications Corp., H E R C Products Inc., Infinity Inc., Infocrossing Inc., Lifeway Foods Inc., Micro Component Tech Inc., Microfield Graphics Inc., OI Corp., PDK Labs Inc., Sands Regent, Scott's Liquid Gold Inc., Sensory Science Corp. Smithfield Companies Inc., Starcraft Corp., and Winter Sports Inc. Six companies included in last year's peer group are not in this year's group because they were acquired.

           COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
       COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

                                                                  FISCAL YEAR ENDING
COMPANY/INDEX/MARKET               12/29/95       12/31/96      12/31/97      12/31/98       12/31/99      12/29/00
Virbac Corporation                   100.0           57.36         58.82        50.00          141.18        155.91
Peer Group I                         100.0           84.17         72.94        35.17           40.00         27.90
Peer Group II                        100.0           85.67        120.34       122.62          138.99         88.09
NASDAQ U.S. Cos.                     100.0          123.04        150.69       212.51          394.94        237.66


PEER GROUP I

Abaxis Inc.
Heska Corp.
IGI Inc.
Neogen Corp.
Synbiotics Corp.

PEER GROUP II

C-Phone Corporation
D&K Healthcare Res. Inc.
Eateries Inc.
Elecsys Corporation
Frontier Adjustr of Amer
Hector Communications
H E R C Products
Infinity Inc.
Infocrossing Inc.
Lifeway Foods Inc.
Micro Component Tech Inc.
Microfield Graphics Inc.
OI Corp.
PDK Labs Inc.
The Sands Regent
Scott's Liquid Gold Inc.
Sensor Science Corp.
Smithfield Companies
Starcraft Corp.
Winter Sports Inc.

                      Amendment of 1996 Incentive Stock Plan

Introduction

         The Board of Directors of the Company has approved amendments to the 1996 Incentive Stock Plan (the "Plan"), subject to stockholder approval. The amendments will (i) increase by 500,000 the number of shares of Common Stock available for issuance under the Plan, (ii) change the name of the plan to the "Virbac Corporation Incentive Stock Plan," and (iii) make certain technical changes to the Plan.

         The Plan provides for the issuance of (i) stock options, (ii) performance share awards, and (iii) restricted stock (collectively, "Incentive Awards") to Directors, officers and other employees, and consultants of the Company. The purpose of the Plan is to promote the success of the Company by increasing the proprietary interest of these persons in the Company and encouraging them to remain in the Company's employ or to continue to perform services for it. The Company originally reserved 1,000,000 shares for issuance under the Plan. Of that amount, 66,213 shares remain available for issuance.

         Approval of the amendments to the Plan will enable the Company to continue its compensation programs for non-employee Directors and executive officers and meet the long- and short-term compensation objectives set forth in the Report of the Compensation Committee included in this Proxy Statement. If approved by the stockholders, the amendments to the Plan will enable the Company, among other things, to (i) issue restricted stock and options to non-employee directors of the Company, (ii) pay in restricted stock a portion of the bonuses to which officers of the Company may be entitled, and (iii) issue options to the Company's executive officers, including subsidiary and division heads, corporate and subsidiary vice presidents, and other managers.

         The following is a summary description of the Plan, as proposed to be amended. A complete copy of the Plan is attached as an appendix to this proxy statement.

Terms of the Plan

         Administration and Eligibility. The Compensation Committee of the Board of Directors will administer the Plan. Members of the Compensation Committee must be "non-employee" directors as that term is defined in Rule 16b-3 under the Exchange Act. Officers, Directors, employees, and consultants of the Company and its subsidiaries are eligible to participate in the Plan. Although there currently are approximately 300 Directors, officers and other employees eligible to participate in the Plan, it is anticipated that Incentive Awards under the Plan will be issued primarily to Directors, officers, and other key employees of the Company.

         Shares Reserved for Issuance. There will be 1,500,000 shares of Common Stock reserved for issuance under the Plan. To date Incentive Awards relating to 933,787 have been issued. Upon amendment of the Plan, 566,213 shares will be available for issuance in connection with new Incentive Awards.

         Terms and Conditions of Options. The Compensation Committee may grant options qualifying as incentive stock options under Section 422A of the Internal Revenue Code, as well as nonstatutory stock options. The exercise price of an incentive stock option cannot be less than the fair market value of the Common Stock on the date the option is granted, and the exercise price of a nonstatutory stock option cannot be less than 85 percent of the fair market value of the Common Stock on such date.

         Subject to limitations set forth in the Plan, the Compensation Committee sets the exercise price, exercise period, and expiration date of each option. The exercise price is payable in cash or in shares of Common Stock. Shares are not issued until full payment is received, and an option grantee has no stockholder rights until shares are issued.

         Generally, when a grantee's employment terminates due to death, retirement, or disability, his or her option privileges are limited to the shares that were exercisable on the date of termination. When a grantee's employment terminates for any other reason, his or her option privileges generally lapse. The Compensation Committee has discretion, however, to provide that outstanding options that are exercisable as of the date of such termination may remain exercisable for a specified time.

         Except as may otherwise be permitted by the Internal Revenue Code, the aggregate fair market value of Common Stock underlying statutory stock options that become exercisable for the first time by a grantee during any calendar year may not exceed $100,000.

         Performance Share Awards. The Compensation Committee may establish performance goals for any subsidiary or division of the Company and may grant performance share awards if these goals are met or exceeded during a specified award period. The performance share award must be expressed in terms of shares of Common Stock, but payment may be made in cash, shares of Common Stock, or a combination of shares and cash. Any cash payment must be based on the fair market value of the performance shares on or near the date of payment. For each award period, the Compensation Committee must establish the method of calculating awards and fix a maximum payment. The Compensation Committee may revise performance goals and the method of calculating awards at any time before the end of an award period if events occur that have a substantial effect on the performance of the Company. The Compensation Committee may, in its discretion, provide that dividends declared during the award period be paid directly to the grantee or accumulated for the grantee's benefit and used to increase the number of performance shares awarded.

         Restricted Stock Grants. The Compensation Committee may issue shares of Common Stock on the condition that such shares will be returned to the Company if specified conditions, such as continued employment, are not met. The Compensation Committee may, in its discretion, provide that dividends be paid directly to the grantee or accumulated for the grantee's benefit and paid only after the expiration of the restriction period.

         Nontransferability. Incentive Awards are not transferable other than by will, or the laws of descent and distribution, or pursuant to a qualified domestic relation order, as defined by the Internal Revenue Code.

         Registration. If the amendment of the Plan is approved by the stockholders, the Company intends to register the additional 500,000 shares available for issuance under the Securities Act of 1933.

         Amendment of Plan. The Board of Directors may further amend the Plan at any time as permitted by applicable statutes, except that it may not adversely affect the rights under any Incentive Awards granted prior to such amendment. No Incentive Awards may be granted after ten years from the effective date of the amendment of the Plan.

         The Board of Directors believes that the Plan promotes the personal interest of the Company's Directors, officers and other employees, and consultants in the welfare of the Company and encourages them to remain in the service of the Company or its subsidiaries. Accordingly, the Board unanimously recommends that the stockholders of the Company vote FOR amendment of the Plan. Approval of the amendment of the Plan requires the vote of a majority of the shares represented in person or by proxy at the meeting. Shares represented by the enclosed proxy will be voted in favor of approval of the amendments of the Plan unless the proxy specifies otherwise.

                                  OTHER MATTERS

         The Board of Directors has no knowledge of any additional business to be presented for consideration at the meeting. Should any such matters properly come before the meeting or any adjournments thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgement on such other matters and with respect to matters incident to the conduct of the meeting. Certain financial and other information regarding the Company, including audited consolidated financial statements of the Company and subsidiaries for the last fiscal year, is included in the Company's 2000 Annual Report to Stockholders mailed together with this Proxy Statement.

         Stockholders may obtain a copy of the Company's Annual Report on Form 10-K and the schedules thereto by writing to Joseph A. Rougraff, Secretary, Virbac Corporation, 3200 Meacham Boulevard, Forth Worth, TX 76137. Additional copies of this Proxy Statement and the accompanying proxy also may be obtained from Joseph A. Rougraff.

         The affirmative vote of the holders of a majority of the shares entitled to vote that are present in person or represented by proxy at the meeting is required to elect Directors and act on any other matters properly brought before the meeting. Shares represented by proxies marked "withhold authority" with respect to the election of the nominee for Director will be counted for the purpose of determining the number of shares represented by proxy at the meeting. Such proxies thus will have the same effect as if the shares represented thereby were noted against such nominee. If a broker indicates on the proxy that it does not have discretionary authority to vote in the election of Directors, those shares will not be counted for the purposes of determining the number of shares represented by proxy at the meeting.

         The Company will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, certain officers and employees of the Company may solicit the return of proxies by telephone, telegram, or in person. The Company has requested that brokerage houses, custodians, nominees, and fiduciaries forward soliciting materials to the beneficial owners of Common Stock of the Company and will reimburse them for their reasonable out-of-pocket expenses.

         A list of stockholders of record entitled to be present and vote at the meeting will be available at the offices of the Company for inspection by the stockholders during regular business hours from March 21, 2001 to the date of the meeting. The list will also be available during the meeting for inspection by stockholders who are present. Votes will be tabulated by an automated system administered by ChaseMellon Shareholder Services, St. Louis, Missouri; the Company's transfer agent. Members of the Company's independent accounting firm, PricewaterhouseCoopers, are expected to attend the meeting to make a statement if they so desire and to respond to questions from stockholders.

         In order to assure the presence to the necessary quorum at the meeting, please sign and mail the enclosed proxy promptly in the envelope provided. No postage is required if mailed within the United States. Signing and returning the proxy will not prevent you from attending the meeting and voting in person should you so desire.

        Stockholder Proposals for the 2002 Annual Meeting Of Stockholders

         Any stockholder who wishes to present a proposal for consideration at the annual meeting of stockholders to be held in 2002 must submit such proposal in accordance with the rules promulgated by the Securities and Exchange Commission. In order for a proposal to be included in the proxy materials relating to the 2002 annual meeting, the Company must receive it no later thanDecember 3, 2001. If a stockholder intends to submit a proposal at the 2002 annual meeting that is not eligible for inclusion in the proxy materials relating to that meeting, the shareholder must provide notice of his or her intent to do so no later than February 16, 2002. If such shareholder fails to comply with this notice provision, the proxy holders will be allowed to use their discretionary voting authority when and if the proposal is raised at the 2002 meeting. Such proposals and notices should be addressed to Joseph A. Rougraff, Secretary, Virbac Corporation, 3200 Meachan Boulevard, Forth Worth, TX 76137.

 CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF VIRBAC CORPORATION

Purpose.

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (i) the financial reports and other financial information provided by the Corporation to any governmental body or the public; (ii) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and (iii) the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels.

The Audit Committee's primary duties and responsibilities are to:

         (1) serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;

         (2) ensure the Corporation's independent accountants' ultimate accountability to the Board of Directors and the Audit Committee and review and appraise the audit efforts of both the independent accountants and internal auditing department; and

         (3) provide an open avenue of communication among the independent accountants, the Corporation's financial and senior management, the internal auditing department, and the Board of Directors;

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in this Charter.

Composition.

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, not currently or recently employed by the Corporation or any of its affiliates and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Should the Board determine, however, that membership on the Committee by one member who is not currently employed by the Corporation but does not necessarily meet the independence standard is required by the best interests of the Corporation and its shareholders, then it will be sufficient that only two of the three members satisfy the independence standard. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Meetings.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements.

Responsibilities and Duties.

To fulfill its responsibilities and duties the Audit Committee shall perform the following functions:

Documents and Reports

         (1) Review and update this Charter periodically, at least annually, as conditions dictate.

         (2) Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

         (3) Review the internal reports to management prepared by the internal auditing department and management's response.

         (4) Review with financial management and the independent accountants each quarterly report on Form 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

         (5) Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

         (6) Review the performance of the  independent  accountants and approve
         any   proposed   discharge   of  the   independent   accountants   when
         circumstances warrant.

         (7) Periodically consult, without the participation of management, with the independent accountants about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes

         (8) In consultation with independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

         (9) Consider the independent accountants' judgments about the quality appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         (10) Consider and approve, if appropriate, major changes to the Corporation's auditing practices and accounting principles as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement

         (11) Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         (12) Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         (13)  Review any  significant  disagreement  among  management  and the
         independent   accountants  or  the  internal  auditing   department  in
         connection with the preparation of the financial statements.

         (14) Review with the independent accountants, the internal auditing department and management the extent to which any changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

         (15) Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                             VIRBAC CORPORATION
                            INCENTIVE STOCK PLAN

1.       Purpose

         This Incentive Stock Plan (the "Plan") for Virbac Corporation (the "Company") is intended to advance the interests of the Company by providing certain employees of the Company and its subsidiaries (the "Subsidiaries"), as well as certain consultants and advisors of the Company and its Subsidiaries, with additional incentive to promote the success of the Company and its Subsidiaries, to increase their proprietary interest in the Company, and to encourage them to remain in the Company's employ or in the employ of its Subsidiaries.

2.       Administration of the Plan

         2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall consist of two or more members of the Board, each of whom shall be appointed by and shall serve at the pleasure of the Board. The Board shall have the sole continuing authority to appoint members of the Committee both in substitution for members previously appointed and to fill vacancies however caused. All members of the Committee shall be non-employee directors as such term is defined in Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any successor provision.

         2.2 The Committee shall have the authority to grant (i) stock options that constitute incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "IRC"); (ii) stock options that do not constitute Incentive Stock Options within the meaning of Section 422 of the IRC ("Nonqualified Options"); (iii) Performance Share Awards, as defined in Section 9 hereof; and (iv) Restricted Stock, as defined in Section 10 hereof. Incentive Stock Options, Nonqualified Options, Performance Share Awards, and Restricted Stock are collectively referred to as "Incentives" herein.

         2.3 Subject to the provisions of this Plan, the Committee shall have plenary authority, in its discretion, to: (i) determine the employees and other persons (from the class of employees and other persons eligible under Section 4 to receive Incentives under this Plan) to whom Incentives shall be granted; (ii) determine the time or times at which Incentives shall be granted; (iii) determine the type of Incentives granted and their terms; and (iv) interpret the Plan and to prescribe, amend, and rescind rules and regulations relating to it.

         2.4 The Committee shall hold its meetings at such times and places as it shall deem advisable. All actions of the Committee shall be taken by agreement of a majority of the whole Committee. Any action taken by the Committee through a written instrument signed by a majority of its members shall be as effective as though taken at a meeting duly called and held. The Committee may appoint a secretary to keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.       Shares of Stock Subject to the Plan

         The Committee shall have authority to grant Incentives under this Plan for the purchase of an aggregate of 1,500,000 shares of the Common Stock of the Company, par value $.01 per share (the "Common Stock"). Such shares may be authorized but unissued shares of Common Stock, or shares of Common Stock that have been reacquired by the Company. In the event of a lapse, expiration, termination, or cancellation of any Incentive granted hereunder without the issuance of shares or payment of cash, or if Restricted Stock is granted hereunder and is reacquired by the Company pursuant to rights reserved upon the issuance thereof, the shares subject to or reserved for such Incentive may again be used to grant additional Incentives; provided, that in no event may the number of shares subject to Incentives issued hereunder exceed the total number of shares reserved for issuance. The Company shall reserve and keep available for issuance that number of shares of Common Stock equal to the number of shares of Common Stock subject to outstanding Incentives hereunder.

4.       Persons Eligible to Receive Incentives

         4.1 The persons who shall be eligible to receive Incentives granted hereunder shall be:

                  (i) directors and employees of the Company and/or its Subsidiaries; provided, however, that the persons who shall be eligible to receive options granted hereunder intended to be Incentive Stock Options shall be employees of the Company and/or its Subsidiaries, as that term is defined in Section 424 of the IRC; and provided, further, that no employee shall receive options to purchase Common Stock hereunder or under any plan of the Company or its Subsidiaries intended to be Incentive Stock Options to the extent that the stock subject to such options exercisable for the first time in any year has a value (determined at the time the options are granted) in excess of $100,000; and

                  (ii) consultants and advisors of the Company and/or its Subsidiaries who are selected by the Committee from time to time and who provide bona fide services for the Company and/or its Subsidiaries; provided, however, that no consultant or advisor shall be granted Incentives hereunder as compensation for services rendered in connection with the offer or sale of securities in a capital-raising transaction.

5.       Options

         5.1 Options granted hereunder shall contain such provisions as may be required by the terms hereof and such other provisions (including, without limitation, restrictions on the option and the Common Stock) as the Committee shall in its discretion impose. The Committee may vary the terms and provisions of individual options on a case-by-case basis and shall not be required to make all options uniform.

         5.2 At the time each option is granted under this Plan, the Committee shall determine whether such option is to be designated an Incentive Stock
Option. Options designated Incentive Stock Options shall conform to those provisions of this Plan specifically applicable to Incentive Stock Options, including, without limitation, the minimum option price specified in Section 6 and the maximum exercise period specified in Section 7.1.

6.       Option Price

         6.1 The option price of each option issued hereunder shall be determined by the Committee in its discretion at the time the option is granted, subject to the conditions of this Section 6. Options intended to be Incentive Stock Options shall have an option price per share equal to or greater than the Market Value of the Common Stock (as defined in Section 6.2) on the date such option is granted. If any option intended to be an Incentive Stock Option is granted to any employee holding stock possessing more than 10 percent of the total combined voting power of all classes of the capital stock of the Company, its parent (if any) or any of its Subsidiaries, the option price per share shall not be less than 110 percent of the Market Value of the Common Stock on the date the option is granted. Nonqualified Options shall have an option price per share not less than 85% of the Market Value of the Common Stock on the date such option is granted.

         6.2 For purposes of this Plan, the term "Market Value" shall mean the closing price of the Common Stock on the NASDAQ National Market or such other exchange upon which the Common Stock might later be traded, on the date specified.

7.       Terms and Exercise of Options

         7.1 Each option granted hereunder shall be exercisable only during a term commencing on the date the option is granted and ending (unless the option shall have terminated earlier under other provisions of this Plan) on a date to be fixed by the Committee, subject to the following further limitations:

                   (i) with respect to any option intended to be an Incentive Stock Option, the date fixed by the Committee as the end of the option term must be a date not more than 10 years from the date the option was granted;

                  (ii) subject to the provisions of Section 8.3 and 8.4 hereof, any option intended to be an Incentive Stock Option may not be exercisable more than three months after the optionee ceases to be an employee of the Company or a Subsidiary; and

                  (iii) with respect to any option intended to be an Incentive Stock Option that is granted to a person possessing more than 10 percent of the total combined voting power of all classes of the capital stock of the Company, its parent (if any) or any of its Subsidiaries, the date fixed by the Committee as the end of the option term must be a date not more than five years from the date the option was granted.

The period of the option, once it is granted, may be reduced only as provided for in Section 8 in connection with the termination of employment, death, or disability of the optionee.

         7.2 With  respect to optionees  who are required to file reports  under
Section 16 of the Exchange Act, shares of Common Stock purchased upon the exercise of any option granted under this Plan shall not be sold for a period of at least six months following the date of grant of the subject option, or such other period as may be specified by Rule 16b-3(c)(1) under the Exchange Act, or any successor provision.

         7.3 The Committee shall have authority to grant options exercisable in whole or in part at any time during their term, or exercisable in cumulative or non-cumulative installments, as may be determined by the Committee, provided that any option that is intended to be an Incentive Stock Option shall meet the requirements of Sections 7.1 and 4.1 hereof.

         7.4 Unless otherwise provided in the option agreement, an option may be exercised in whole or in part at any time during its term. The Committee may, in its discretion, provide that an option may not be exercised in whole or in part for any period or periods of time specified in the option agreement. The Committee may, in its discretion, include in any option granted hereunder, a condition that the optionee shall agree to remain in the employ of, and to render services to, the Company and/or a Subsidiary(ies) for a specified period of time following the date the option is granted. No such agreement shall impose upon the Company or any Subsidiary any obligation to employ the optionee for any period of time.

         7.5  Options  shall  be  exercised  by  delivering  or  mailing  to the
Committee:

                   (i) a notice, in the form prescribed by the Committee, specifying the number of shares of Common Stock with respect to which the option is exercised;

                  (ii) a certified bank check or money order payable to the Company, or shares of Common Stock, or any combination thereof, for the full option price in the case of Incentive Stock Options, and in an amount equal to the full option price plus any withholding tax required by law as determined by the Committee in the case of Nonqualified Options; and

                  (iii) if the shares are to be issued pursuant to the exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), provided by Section 4(2) or any successor section of such Act, an "investment letter" in such form as may be dictated by the Committee.

Shares of Common Stock delivered in full or partial payment of the option price shall be applied to the option price at their Market Value on the date received by the Committee. Any withholding tax required in connection with the exercise of Nonqualified Options must be paid by certified bank check or money order payable to the Company.

         7.6 Upon receipt of such notice (and investment letter if applicable) and upon payment of the option price (and taxes if applicable), the Company shall promptly deliver to the optionee a certificate or certificates for the number of shares of Common Stock in respect of which the option was exercised, without charge to the optionee for issue or transfer tax. The stock certificate(s) may, at the request of the optionee, be issued in the name of such optionee and the name of another person as joint tenants with the right of survivorship, provided that any restrictions on such stock shall apply with equal force to such joint tenant. In the event that such shares are not registered under the Securities Act, such certificates shall bear the following legend:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED AND MAY NOT BE TRANSFERRED WITHOUT AN OPINION OF COUNSEL THAT SUCH TRANSFER MAY BE LAWFULLY EFFECTED IN THE ABSENCE OF SUCH REGISTRATION."

         7.7 No optionee or legal representative, legatee, or distributee of such optionee, will be, or will be deemed to be, a holder of any shares of Common Stock subject to an option unless and until certificates for such shares are issued to such person under the terms of this Plan. No adjustment shall be made for dividends or other rights the record date of which is prior to the date such stock certificate is issued.

         7.8 The Committee may, in its discretion, provide in the option agreement that the optionee may elect either of the following settlement methods as an alternative to payment in full of the option price for the number of shares of Common Stock in respect of which an option is exercised:

                   (i) the right to receive from the Company cash in an amount equal to the excess of the Market Value of one share of Common Stock on the date of exercise over the option price times the number of shares with respect to which the option is exercised; or

                  (ii) the right to receive from the Company that number of whole shares of Common Stock having an aggregate Market Value on the date of exercise not greater than the cash amount calculated under subsection (i) of this Section 7.8.

In addition, the Committee may, in its discretion, provide that exercise price of Nonqualified Options may be paid through the performance of services for the Company and/or a Subsidiary; provided, however, that such services must have been performed in full prior to the date the option is exercised and must, in the opinion of the Committee, have a value of at least the exercise price of such options. The election of an alternative settlement method shall be binding on the optionee when made. No fractional shares of Common Stock shall be issued. Cash shall be paid in lieu of any fractional share interest.

         7.9 The exercise of an option in any manner, including an exercise involving an election of an alternative settlement method with respect to an option, shall result in a decrease in the number of shares of Common Stock that thereafter may be available under the Plan by the number of shares as to which the option is exercised.

         7.10 To the extent that the exercise of options by one of the alternative settlement methods provided for in Section 7.8 results in compensation income to the optionee, the Company will withhold from the amount due to the optionee any amount required for federal, state, and local taxes. If the settlement method set forth in subsection (ii) of Section 7.8 is selected and results in compensation income to the optionee, the optionee shall deliver to the Company a certified bank check or money order payable to the Company in an amount equal to any withholding tax required by law.

         7.11 All options granted under this Plan shall be non-transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the IRC or the rules thereunder, and options may be exercised during the lifetime of the optionee only by the person to whom the option was granted. Except as permitted by the preceding sentence, no option granted under this Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such option, right, or privilege shall be subject to execution, attachment, or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the option or of any right or privilege conferred thereby contrary to the provisions hereof, or upon the levy or any attachment or similar process upon such option, right, or privilege, the option and such rights and privileges shall immediately become null and void.

8.       Effect of Termination of Employment, Death or Disability on Options

         8.1 If an optionee is an employee and ceases to be employed by the Company or a Subsidiary for any reason other than death, retirement on of after his Retirement Date (as defined in Section 8.2), or disability (as defined in Section 8.4), any options granted to such optionee hereunder to the extent not previously exercised shall be deemed canceled and terminated as of the date such employment is terminated; provided, however, that the Committee may, subject to section 7.1(ii) hereof, extend the period of time during which options the optionee is entitled to exercise as of the date of termination may be exercised if, in its opinion, circumstances warrant such an extension. The transfer of an optionee from the employ of the Company to a Subsidiary or visa versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment for purposes of this Section 8. The Committee shall determine in each case whether, in accordance with applicable laws, a leave of absence shall constitute a termination of employment.

         8.2 If an optionee is an employee and ceases to be employed by the Company or a Subsidiary by reason of the optionee's retirement on or after his Retirement Date, such optionee shall have the right, at any time within three months after the date such employment is terminated, to exercise any options held by him to the extent that he was entitled to exercise the options on the date of cessation of employment, but in no event shall any option be exercisable more than ten years from the date it was granted. For purposes of this Plan, the term "Retirement Date" shall mean the earlier of the date of such employee's 65th birthday, the date of such employee's 60th birthday after 30 years of employment by the Company or a Subsidiary, or any date an employee is otherwise entitled to retire under the Company's retirement plans (if any).

         8.3 Unless otherwise provided in the option agreement, if an optionee who is an employee should die while employed by the Company or a Subsidiary, or should die within three months after retirement on or after his Retirement Date, then, until the expiration of one year from the date of the optionee's death or the earlier termination of the term of the option, any options granted to the deceased optionee and not exercised by him prior to his death shall, to the extent exercisable by the optionee on the date of his death, be exercisable by his estate or by any person who acquired such options by bequest or inheritance from the optionee. Such exercise shall be subject to all applicable conditions and restrictions prescribed in this Plan or in the option agreement.

         8.4 If an optionee ceases to be employed by the Company or a Subsidiary by reason of the optionee's disability, such optionee shall have the right to exercise all options held by him, to the extent not previously expired or exercised, at any time within one year after such termination of employment due to a disability. For purposes of this Section 8.4, the term "disability" shall be defined in the same manner that it is defined in the Company's long term disability plan at the applicable time, if any. In the event the Company has no long term disability plan, the Optionee shall be deemed to be disabled if he or she is eligible for and is receiving total and permanent disability benefits under Section 223 of the Social Security Act, as amended, or any similar or subsequent section or act of like intent or purpose.

9.       Performance Share Awards

         The Committee may grant awards under which payment may be made in shares of Common Stock, cash, or any combination of shares and cash if the performance of the Company or any Subsidiary or division of the Company selected by the Committee during the Award Period, as defined below, meets certain goals established by the Committee ("Performance Share Awards"). Performance Share Awards shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

                  (i) The Committee shall determine and include in a Performance Share Award grant the period of time for which a Performance Share Award is made ("Award Period"). The Committee shall also establish performance objectives ("Performance Goals") to be met by the Company, Subsidiary or division during the Award Period as a condition to payment of the Performance Share Award. The Performance Goals may include earnings per share, return on stockholders' equity, return on assets, net income, or any other financial or other measurement criteria established by the Committee. The Performance Goals may include minimum and optimum objectives or a single set of objectives.

                  (ii) The Committee shall establish the method of calculating the amount of payment to be made under a Performance Share Award if the Performance Goals are met, including the fixing of a maximum payment. The Performance Share Award shall be expressed in terms of shares of Common Stock referred to as "Performance Shares." After the completion of an Award Period, the performance of the Company, Subsidiary, or division shall be measured against the Performance Goals, and the
         Committee shall determine whether all, none, or any portion of a Performance Share Award shall be paid. The Committee, in its discretion, may elect to make payment in shares of Common Stock, cash, or a combination of shares and cash. Any cash payment shall be based on the Market Value, as defined in Section 6.2 of this Plan, of Performance Shares on, or as soon as practicable prior to, the date of payment.

                  (iii) At any time prior to the end of an Award Period, the Committee may revise the Performance Goals and/or the method of calculating the amount of payment to be made if unforeseen events occur that have a substantial effect on the performance of the Company, Subsidiary, or division and that, in the judgment of the Committee, make the application of the Performance Goals unfair unless a revision is made.

                  (iv) The Committee may, in its discretion, at the time of granting a Performance Share Award, provide that any dividends declared on the Common Stock during the Award Period, and which would have been paid with respect to Performance Shares had they been owned by a grantee, be (i) paid to the grantee, or (ii) accumulated for the benefit of the grantee and used to increase the number of Performance Shares of the grantee.

                  (v) In the event that shares are issued based upon Performance Share Awards and such shares are not registered under the Securities Act, the certificates representing such shares shall bear the legend set forth in Section 7.6 hereof, and the Committee may require the holder to provide the Company with an "investment letter" in such form as may be dictated by the Committee.

                  (vi) With respect to Performance Share Award grantees who are required to file reports under Section 16 of the Exchange Act, the Award Period shall be at least six months (and such six-month period shall recommence in the event of a revision pursuant Section 9(iii) above), or such other period as may be required by Rule 16b-3 under the Exchange Act, or any successor provision.

                  (vii) During the Award Period, the grantee may not sell, transfer, assign, pledge, hypothecate, or otherwise dispose of the Performance Share Awards.

10.      Restricted Stock

         The Committee may issue shares of Common Stock to a grantee that shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe ("Restricted Stock"):

                  (i) The Committee may establish a period of time during which Restricted Stock shall be restricted as set forth in Section 10(ii) hereof, or may establish a contingency or contingencies that must occur (or must not occur) prior to a given date in order to trigger the lapse of such restrictions (the "Restriction Period").

                  (ii) During the Restriction Period, the grantee may not sell, transfer, assign, pledge, hypothecate, or otherwise dispose of the Restricted Stock except by will or the laws of decent and distribution or pursuant to a qualified domestic relations order as defined by the IRC. Each certificate representing Restricted Stock issued hereunder shall contain a legend providing appropriate notice of the restrictions in the grant.

                  (iii)  The  Committee  may,  in its  discretion,  require  the grantee to enter into an escrow agreement providing that the certificates representing Restricted Stock shall remain in the physical custody of an escrow holder specified by the Company until the end of the Restriction Period.

                  (iv) The Committee shall, in its discretion, at the time of grant of Restricted Stock, provide that any dividend declared on the Common Stock during the Restriction Period shall either be (i) paid to the grantee, or (ii) accumulated for the benefit of the grantee and paid to the grantee only after the expiration of the Restriction Period.

                  (v) In the event that shares of Restricted Stock are not registered under the Securities Act, the certificates representing such shares shall bear the legend set forth in Section 7.6 hereof, and the Committee may require the holder to provide the Company with an "investment letter" in such form as may be dictated by the Committee.

                  (vi) With respect to Restricted Stock grantees who are required to file reports under Section 16 of the Exchange Act, the Restriction Period shall be at least six months, or such other period as may be specified by Rule 16b-3 under the Exchange Act, or any successor provision.

11.      Adjustments to Shares Subject to the Plan

         11.1 In the event that additional shares of the capital stock of the Company are issued pursuant to a stock split or stock dividend, the number of shares of Common Stock then covered by each outstanding Incentive granted hereunder shall be increased proportionately (and, in the case of options, the option price shall be reduced proportionately) and the number of shares of Common Stock reserved for purposes of this Plan shall be increased proportionately.

         11.2 In the event that the shares of Common Stock of the Company from time to time issued and outstanding are reduced by a combination of shares, the number of shares of Common Stock then covered by each outstanding Incentive granted hereunder shall be reduced proportionately (and, in the case of options, the option price shall be increased proportionately) and the number of shares of Common Stock reserved for purposes of this Plan shall be reduced proportionately.

         11.3 In the event that the Company transfers assets to another corporation and distributes the stock of such other corporation without the surrender of Common Stock of the Company, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of Section 355 of the IRC or some similar section, then the price per share of the shares covered by each outstanding option shall be reduced by an amount that bears the same ratio to the option price per share then in effect as the market value of the stock distributed in respect of a share of the Common Stock of the Company immediately following the distribution bears to the aggregate market value at such time of a share of the Common Stock of the Company and the stock distributed in respect thereof.

         11.4 In the event of a merger or consolidation in which the Company is not the surviving corporation, or other reorganization, recapitalization, or exchange which results in substantially all the shares of the capital stock of the Company being exchanged for or converted into cash or other property, or upon the dissolution or liquidation of the Company, the Company shall have the right to terminate this Plan, in which case the options shall, to the extent exercisable upon the date of such termination, become the right to receive such cash or property net of the exercise price of the options. If the Company shall be the surviving corporation in any merger or consolidation, any option issued hereunder shall pertain, apply and relate to the securities or other property to which a holder of the number of shares of Common Stock subject to the option would have been entitled after the merger or consolidation.

         11.5 All adjustments pursuant to this Section 11 shall be made by the Committee, whose determination upon the same shall be final and binding upon the Incentive holders; provided, however, that each option granted hereunder that is intended to be an Incentive Stock Option shall be adjusted so as to continue to qualify as an Incentive Stock Option. No fractional shares shall be issued, and any fractional interests resulting from computation pursuant to this Section 11 shall be paid in cash. No adjustment shall be made for (i) the declaration of cash dividends, (ii) the issuance of Incentives hereunder or under any of the Company's other incentive stock or option plans, or (iii) the issuance of rights to subscribe for additional shares of Common Stock at the Market Value thereof (or other securities at the fair market value thereof as determined by the Committee in good faith).

12.      Listing and Registration of Shares Subject to Options

         Each option issued hereunder shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares subject to the options upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the issuance or purchase of shares thereunder, such option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

13.      Termination of the Plan

         This Plan may be abandoned or terminated at any time by the Board except with respect to any Incentives then outstanding under the Plan. No Incentive shall be granted hereunder after 10 years from the effective date of this Plan.

14.      Amendment of the Plan

         The Board may at any time and from time to time modify and amend the terms of this Plan in any respect; provided, however, that the Board shall seek stockholder approval of the amendment to the extent such approval is required by
(i) state or federal law; (ii) Section 16 of the Exchange Act, to the extent that Incentives may be granted hereunder to persons who are required to file reports under Section 16; (iii) the NASDAQ rules or regulations or the rules or regulations of such other exchange upon which the Common Stock might later be traded; or (iv) the IRC, to the extent that Incentive Stock Options may be granted hereunder. No modification or amendment of this Plan shall adversely affect any right acquired by any Incentive holder under the terms of an Incentive award granted before the date of such modification or amendment, without the consent of the Incentive holder.

15.      Effective Date of the Plan

         This Plan became effective on March 7, 1995, the date of its adoption by the Board and approval by the Shareholders.

[card front]

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


VIRBAC   CORPORATION--   COMMON  STOCK  PROXY  --  for  the  Annual  Meeting  of
Stockholders at 1:30 p.m. local time, Thursday, April 26, 2001, at the Company Headquarters, 3200 Meacham Boulevard, Fort Worth, Texas 76102.

    The undersigned hereby appoints Thomas L. Bell and Joseph A. Rougraff, or either of them, with full power of substitution, as Proxies to represent and vote all of the shares of Common Stock of Virbac Corporation held of record by the undersigned at the above-stated Annual Meeting, and any adjournments thereof, upon the matter set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 2, 2001, as follows:

1.  ELECTION DIRECTORS:
    Nominees:  Pascal Boissy and Eric Maree

    ___ FOR all Nominees                     ___ WITHHOLD as to all Nominees

    ___ FOR, except vote withheld as to the following Nominee:

    --------------------------------------------

2.  PROPOSAL TO APPROVE THE AMENDMENT OF THE 1996 INCENTIVE STOCK PLAN

          ___ FOR                 ___ AGAINST      ___ ABSTAIN

3. TO TAKE ANY ACTION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING

This proxy, when properly executed, will be voted as specified. If no specification is made, it will be voted for Messrs. Boissy and Maree as Directors, and FOR proposals 2 and 3, and in the discretion of the Proxy or Proxies on any other business.






[card reverse]

Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this proxy. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.





Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the 2001 Annual Meeting and Proxy Statement, and 2000 Annual Report to Stockholders is hereby acknowledged. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



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